

AFL-CIO
Housing Investment Trust

INVESTING THE UNION WAY

competitive returns • jobs • affordable housing

2015
ANNUAL REPORT







BY THE Numbers

2009-2015

over **22,400** union construction jobs & nearly **47,800** total jobs created.

80 projects in **36** cities across the U.S.

24,923 housing units financed

83% affordable & workforce housing

$1.9 billion in HIT capital invested

$4.5 billion in Total Development Investment

85 new HIT investors

$5.5 billion in net assets
(increase of 57%, from $3.5 billion)

$7.5 billion of total economic impact

$3.0 billion personal income

$1.5 billion union wages and benefits

$1.0 billion in local, state, and federal tax revenue generated

Economic impacts such as jobs, personal income, and tax revenue estimates are derived from an IMPLAN model. See page 32 for additional detail.

MESSAGE FROM THE

HIT Chairman

"Pension capital can be used to rebuild America. The HIT is an outstanding example of that principle put to work."



Pension capital should be invested prudently by fund managers to ensure that America's working families can retire with dignity and security. The economic power of pension capital, when used wisely, extends beyond returns to retirees. Pension capital can be used to rebuild America. The AFL-CIO Housing Investment Trust is an outstanding example of that principle put to work. The HIT helps provide a secure retirement for its 380 investors and their beneficiaries. The HIT also invests its capital in development projects that put union members to work in family-supporting jobs, building stronger communities.

Each HIT project has an impact on its surrounding community – jobs created, housing built, wages paid. When taken together, the 80 projects the HIT has financed in the past seven years show the power of pension capital to rebuild America. These 80 projects have created nearly 48,000 jobs in local communities, including over 22,400 union construction jobs, and produced $7.5 billion of economic activity, including $3 billion of personal income and $1 billion in local state and federal tax revenue.

I thank our participants for your support of the HIT, which makes this important work possible. Be assured that we are committed to continuing to bring you the competitive returns you expect and deserve while creating more family-supporting union jobs and union-built housing for working families across the country.

Richard Ravitch
Chairman, AFL-CIO Housing Investment Trust



MESSAGE FROM THE

AFL-CIO President

"This is truly putting our money where our values are – using our pension capital to support living-wage jobs."

We in the union movement are particularly proud of the way the AFL-CIO Housing Investment Trust has performed this past year – both in terms of its financial returns to its investors and as a force for responsible investment in our communities. What sets the HIT apart from many of our other pension investment options is its mission of using its capital to finance union-built affordable housing projects. These grassroots investments are helping to increase the affordable housing choices for working families at a time when housing costs are rising faster than wages in many parts of the country. The HIT's investments are also creating jobs with family-supporting wages through the requirement for all-union construction work on the projects it finances. Our country urgently needs more of this kind of employment – jobs that pay a living wage and offer health, welfare, and retirement benefits. These are investments that help lift up working families and truly reflect union values.

I am especially proud to support the HIT's new Detroit Neighborhood Home Repair Program. This partnership with leading civic and community organizations to rejuvenate up to 300 single-family homes aims to create a model program to acquire, repair, and finance abandoned homes utilizing union labor. By creating jobs and training opportunities for Detroit residents, it will strengthen neighborhoods in need.

These investments could not happen without the support of the union members who have assured that a portion of their pension capital is invested in the HIT. To the HIT's investors, I say thank you for fueling the HIT's success with your investments. I urge you to continue to support the HIT as it works to advance union values. The HIT is a leader in responsible investing , and it merits our fullest support.



Richard L. Trumka
President, AFL-CIO
Trustee, AFL-CIO Housing Investment Trust

To Our Investors



"This is what the HIT is all about – improving the lives of working people through the power of pension investment."

As the 2015 Annual Report shows, the AFL-CIO Housing Investment Trust has the know-how, the financial expertise and capitalization to continue to meet its performance benchmarks while also providing greater benefits to working families and their communities. By making prudent investments that create union jobs and affordable housing, the HIT achieves its double bottom line goals.

The HIT's performance, together with its record on creating union jobs and affordable housing, is resonating with investors on an unprecedented scale. In 2015, the HIT received more than $730 million of new and reinvested capital from funds across the union spectrum, including industrial, public sector, service industry, and construction workers' pension plans. As a result, the HIT grew 12% last year and has grown 57% since the 2008 economic downturn. We deeply appreciate this vote of confidence. It has been gratifying to hear how the HIT meets the important need for prudent, socially responsible fixed-income investment for public sector and union pension funds. We pledge to continue doing all we can to merit that confidence.

Having grown to nearly $5.5 billion of net assets, the HIT is well-positioned to participate in large, high-impact development projects. We expect to help finance a series of union-built mixed-use developments that will bring affordable housing, union construction jobs, and permanent jobs and services to communities across the country.

This is what the HIT is all about – improving the lives of working people through the power of pension investment. With your ongoing support, we expect to establish similar high-impact endeavors around the country as we vigorously pursue labor's vision of socially responsible investing.

Steve Coyle
Chief Executive Officer

2015 PERFORMANCE

The AFL-CIO Housing Investment Trust outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), by 103 basis points on a gross basis and by 58 basis points on a net basis for the year ending December 31, 2015. This was the 23rd consecutive calendar year in which the HIT's gross returns exceeded the benchmark, while also outperforming on a net basis in 15 of those years. The HIT's gross and net return for the year were 1.58% and 1.13%, respectively, compared to the benchmark's return of 0.55%. The HIT also outperformed for the 3-, 5-, and 10-year periods ending December 31, 2015 on both a gross and net basis.

The HIT's outperformance relative to the benchmark in 2015 was largely due to its continuing commitment to construct and manage a portfolio with greater yield and higher credit quality versus the benchmark, in a highly uncertain market environment.

Net assets grew by more than 12% in 2015 to nearly $5.5 billion as investors responded to the HIT's consistent performance, the diversification benefits of its multifamily holdings and lack of corporate debt, and the economic impacts of its job creation. During the year, the HIT attracted contributions from 46 participants, of which 17 were new investors. A record $730.6 million of capital was invested in the HIT during 2015, including new capital of $601.4 million.

The HIT's growth suggests the ongoing appeal of its investment strategy to many pension funds and labor organizations. Since the HIT started its Construction Jobs Initiative in 2009, its net assets have grown by $2 billion – a 57% increase.

PORTFOLIO STRATEGY

The HIT's strategy for generating competitive risk-adjusted fixed-income returns is to construct and manage a portfolio with superior credit quality, higher yield and similar interest rate risk relative to the benchmark. The HIT focuses on and overweights high credit quality multifamily mortgage-backed securities (MBS) that are structured to provide prepayment protection. These securities substitute for the benchmark's allocation to corporate debt and some Treasury and government-sponsored enterprise debt securities.

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2015


Percent
6
5
4
3
2
1
0
1.58
1.13
0.55
2.00
1.56
1.44
3.78
3.34
3.25
5.01
4.56
4.51
1 Year
3 Year
5 Year
10 Year

COMPARISON OF A $50,000 INVESTMENT

in the HIT and Barclays Aggregate (10 Years)


$ In Thousands
80
70
60
50
$78,119
$77,759
Dec 05
Dec 07
Dec 09
Dec 11
Dec 13
Dec 15

AFL-CIO Housing Investment Trust Gross | AFL-CIO Housing Investment Trust Net | Barclays Capital Aggregate Bond Index

Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant's units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the index would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.



"I strongly support the HIT's commitment to investments that create good jobs and have a positive economic impact for working families and entire communities across the country."

–Sean McGarvey, President North America's Building Trades Unions; Trustee, AFL-CIO Housing Investment Trust

The HIT's income advantage contributed to the outperformance in 2015 as multifamily securities generated additional yield versus Treasury securities without taking on significant credit risk.

Interest rate risk management and the strategy of having slightly less duration versus the benchmark benefited performance as interest rates rose during the year. The yield curve twisted, with 2- and 30-year Treasuries rising by 38 and 26 basis points, respectively, while intermediate 5- and 10-year maturities rose by only 11 and 10 basis points, respectively.

The HIT's underweight to the credit markets and the relatively poor performance of corporate securities also contributed to its superior relative performance. Corporates posted excess returns of -161 basis points and comprised over 24% of the benchmark at December 31.

Concentration in high credit quality assets helped produce higher relative returns, as these investments outperformed lower quality investments. At year-end, 95% of the HIT's portfolio consisted of assets that were U.S. government/agency quality, had a credit risk profile rating of AAA, or were cash equivalents, compared to the benchmark's 72% allocation to securities of similar credit quality. Despite their high credit quality, spreads on multifamily MBS widened during the year (as discussed on page 6), detracting from the HIT's returns.

U.S. TREASURY YIELD CURVE SHIFT



3.5
3.0
2.5
2.0
1.5
1.0
0.5
Percent
2 Year
3 Year
5 Year
10 Year
30 Year
12/31/2014
6/30/2015
12/31/2015

Source: Bloomberg L.P.

RISK COMPARISON

As of December 31, 2015

	HIT	Barclays
Superior Credit Profile		
U.S. Government/Agency/AAA/Cash	95.2%	71.8%
A & Below	0.1%	23.8%
Superior Yield		
Current Yield: *18 basis point advantage*	3.27%	3.09%
Similar Interest Rate Risk		
Effective Duration	5.05	5.50
Convexity	0.10	0.06
Similar Call Risk		
Call Protected	76%	71%
Not Call Protected	24%	29%

Source: HIT and Barclays Capital Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2015 MARKET ENVIRONMENT

The U.S. economy grew at 2.4% for the year, stronger than the broader global economy in 2015. Lower energy prices boosted consumer spending, the U.S. labor force added 2.7 million jobs, and the unemployment rate declined to 5%. However, wage growth remained weak and the already low labor force participation rate continued to decline. Further, U.S. energy-related capital spending dropped precipitously, and the strong dollar and soft overseas growth led to a worsening of the U.S. trade balance, detracting from growth over the past year. Even though inflation remains subdued, the Federal Reserve decided to raise the target for the federal funds rate by 25 basis points in December, ending its seven-year zero interest rate policy, and setting the stage for gradual "normalization."

For the year, multifamily MBS spreads widened relative to Treasuries, with spreads increasing for Ginnie Mae permanent loan certificates and construction/permanent loan certificates by 23 and 28 basis points, respectively, while spreads for the "benchmark" Fannie Mae multifamily DUS MBS 10/9.5 structure widened by 22 basis points. At year-end multifamily spreads were attractive to the HIT, which intends to put new capital raised to work by purchasing high credit quality multifamily securities to increase its allocation.

LOOKING FORWARD

2016 is likely to be challenging for market participants due to elevated uncertainty and increased volatility in the macro environment. But we believe that this is further reason for investors to diversify by including a significant amount of high credit quality fixed-income products in their portfolios.

Despite the Federal Reserve's initial interest rate hike and the potential for additional increases, we believe that intermediate and long-term interest rates are not likely to rise significantly due to low inflation expectations in the U.S. and abroad, slowing growth in China and Europe, and geopolitical risks. In this environment, high quality fixed-income investments like the HIT should appeal to investors.

PORTFOLIO DISTRIBUTION

Based on value of total investments, including unfunded commitments, as of December 31, 2015.



Cash and Cash Equivalents 3.76%
Commercial MBS 2.50%
U.S. Treasury Securities 8.45%
Multifamily Construction MBS 7.01%
Multifamily Permanent MBS 55.03%
Single Family MBS 23.25%

With solid portfolio fundamentals and anticipated ongoing demand for multifamily housing construction and rehabilitation, the HIT expects to execute its strategy of seeking higher income, better credit quality, and similar interest rate risk relative to the benchmark. With its multifamily focus, the HIT should provide its investors better diversification from equities than other fixed-income investments that hold corporate debt, whose performance tends to be more correlated with equities. Further, the HIT's multifamily investments create union jobs and other community jobs while increasing the availability of housing affordable to working families.

The HIT will continue to work within its extensive networks, including labor and community organizations, developers, mortgage bankers, and housing finance agencies, to identify new opportunities and methods to directly source investments in union-built multifamily housing. The HIT is actively seeking additional capital to fund these new investments and to grow its assets.

DIVERSIFICATION BENEFITS

With its lack of correlation to equities, the HIT provides diversification benefits, as shown below. Despite its lack of exposure to corporate bonds, the HIT's returns are highly correlated with its benchmark, the Barclays Aggregate.

CORRELATION OF MONTHLY YEAR-OVER-YEAR CHANGES IN INDICES

Periods ending December 31, 2015

	Five Year	Ten Year
HIT Net	1.00	1.00
Barclays Capital Aggregate Bond Index	0.99	0.96
Bloomberg REIT Index	0.44	0.03
U.S. Standard & Poor's 500 Index	-0.45	-0.20
United Kingdom FTSE 100 Index	-0.46	-0.14

Source: Haver Analytics, Bloomberg LP, Barclays Capital Aggregate Bond Index, and the HIT

MULTIFAMILY SPREADS

Spread to 10-year U.S. Treasuries



250
200
150
100
50
0
Basis Points
Dec 10
Dec 11
Dec 12
Dec 13
Dec 14
Dec 15
Ginnie Mae Permanent
Ginnie Mae Construction/Permanent
Fannie Mae Multifamily

Source: HIT and Securities Dealers

HIT NET ASSET GROWTH

1990 through 2015 in $ Billions



6
5
4
3
2
1
0
Dec 90
Dec 95
Dec 00
Dec 05
Dec 10
Dec 15


United Food & Commercial Workers Union

Casa del Pueblo, San Jose, CA



Lake Village East, Chicago, IL

MULTIFAMILY INVESTMENTS

In 2015, the HIT committed $222 million to leverage $463 million of investment capital for 10 projects around the country. These projects are expected to generate 3,900 jobs across industries, including 1,720 on-site union construction jobs. The financing will support the construction or rehabilitation of 2,546 housing units, 84% of which are affordable to low- and moderate-income families.

Since its inception in 1984, the HIT, together with its subsidiary Building America CDE, has had a significant impact in communities from coast to coast. It has invested $10.1 billion (in current dollars) to help finance 458 projects, creating or preserving over 101,000 housing units, 65% of which are workforce or affordable housing. The HIT's construction-related investments have created some 161,250 jobs in local communities, including 75,900 union construction jobs. *These have generated an estimated $25 billion in total economic benefits, including $5 billion of wages and benefits for union construction workers. State and local governments also have received tax and fee revenue of more than $1 billion, helping to fund schools and other important public services.

The projected increase in the need to build and rehabilitate multifamily rental housing should enable the HIT to finance multifamily projects for a number of years. Demand for apartments is expected to remain strong due to the desire by some individuals and families to rent rather than own, still-limited mortgage availability, and demographic trends. These factors should result in increased demand for construction of apartment buildings. Further, aging multifamily dwellings, many in dense urban markets, are likely to require rehabilitation to prolong their useful lives.

2015 INVESTMENT HIGHLIGHTS

Casa del Pueblo, San Jose, CA
The HIT committed $25 million for the $63 million substantial rehabilitation of a 165-unit, 12-story building in the central business district of San Jose that provides affordable housing for people 62 and older. The building is connected to the long-time San Jose headquarters of United Food and Commercial Workers International Union (UFCW) Local 5. All units will be completely refurbished, including new appliances, windows, doors, floors, and ceilings. The project is expected to create approximately 255 union construction jobs.

"The great partnership between Local 5 and the AFL-CIO Housing Investment Trust will continue to protect affordable housing for low-income seniors and create hundreds of good paying union construction jobs."

–John Nunes, President, UFCW Local 5

**Economic impacts such as jobs, personal income, and tax revenue estimates are derived from an IMPLAN model. See page 32 for additional detail.*

333 on the Park, St. Paul, MN *(shown at right)*
The HIT committed $28 million towards the $42 million substantial rehabilitation project, which will convert an eight-story office building constructed in 1913 into 134 market rate multifamily units. The development is located in the Lowertown area of St. Paul, where many older buildings are being renovated into multifamily, retail, and offices.The project is expected to generate an estimated 190 jobs for members of the local building and construction trades unions.

Lake Village East, Chicago, IL
With its $14 million commitment, the HIT is helping to finance a $25 million substantial rehabilitation of Lake Village East, an aging mixed-income apartment complex in Chicago's Kenwood community. The complex consists of 218 units in a 26-story high-rise building and two adjacent three-story buildings. All of the units will be affordable as the result of subsidies or income restrictions. Work including modernization of systems, roofs and windows, and upgrading individual units is expected to generate approximately 75 union construction jobs.



UNITED CLERGY TASK FORCE PARTNERSHIP, NEW YORK CITY METRO AREA

At a December celebration held at New York's iconic Riverside Church, the HIT announced its partnership with the multi-denominational United Clergy Task Force (UCTF) in collaboration with the Building & Construction Trades Council of Greater New York, and the NYC Central Labor Council and its workforce development arm, Consortium for Worker Education, to undertake a bold development program to construct mixed-use projects in low-income communities. The HIT plans to help finance union-built affordable housing on land owned by seven members of the UCTF in Brooklyn, the Bronx, and Jersey City over the next several years.

This historic partnership is part of the HIT's $1 billion New York City Housing Investment Strategy, announced in October, to construct or preserve up to 20,000 affordable housing units across New York City over the next seven years. This initiative includes helping to build 5,000 to 7,500 new units and preserve 12,500 to 15,000 affordable units throughout the five boroughs.





AFL-CIO HOUSING INVESTMENT TRUST


***Clockwise from top right:** Steve Coyle and Scott Stringer, NYC Comptroller; Gary LaBarbera, NYC Building Trades; Heavenly Temple Dance Ministry; Letitia James, NYC Public Advocate; La Hermosa Church's Kingdom Kids.*

EXPENSE EXAMPLE

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. The expense example in the table below is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2015, and held for the entire period ended December 31, 2015.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six-Month Period Ended December 31, 2015" to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the HIT's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that this example is useful in comparing funds' ongoing costs only. It does not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The HIT does not have such transactional costs, but many other funds do.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

In addition to disclosure in the Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The HIT's reports on Form N-Q are made available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information relating to the hours and operation of the SEC's Public Reference Room may be obtained by calling 800-SEC-0330. Participants may also obtain copies of the HIT's Form N-Q reports, without charge, upon request, by calling the HIT collect at 202-331-8055.

PROXY VOTING

Except for its shares in its wholly owned subsidiary, Building America CDE, Inc., the HIT invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters related to its subsidiary in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC's website at http://www.sec.gov. Participants may also obtain a copy of the HIT's report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Six-Month Period Ended December 31, 2015*
Actual expenses	$ 1,000	$ 1,007.30	$ 2.18
Hypothetical expenses (5% annual return before expenses)	$ 1,000	$ 1,023.04	$ 2.19

**Expenses are equal to the HIT's annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).*

2015 HIT PARTICIPANTS MEETING

The 2015 Annual Meeting of Participants was held in Washington, D.C., on Thursday, December 17, 2015. The following matters were put to a vote of the Participants at the meeting through the solicitation of proxies:

Richard Ravitch was elected to chair the Board of Trustees by: votes for 3,066,955.939; no votes against; votes abstaining 24,759.475; votes not cast 1,585,155.350.

The following Trustees were not up for reelection and their terms of office continued after the meeting: Jack Quinn, Kenneth Rigmaiden, Tony Stanley, and Richard L. Trumka.

Ernst & Young LLP was ratified as the HIT's Independent Registered Public Accounting Firm by: votes for 3,091,715.414; no votes against; no votes abstaining; votes not cast 1,585,155.350.

The table below details votes pertaining to Trustees who were reelected at the Annual Meeting.

Trustee	Votes For	Votes Against	Votes Abstaining*
Elizabeth Shuler	3,091,715.414	0	0
Vincent Alvarez	3,091,570.671	0	144.743
James Boland	3,091,715.414	0	0
Sean McGarvey	3,091,715.414	0	0
Marlyn J. Spear	3,091,715.414	0	0

**Votes not cast: 1,585,155.350.*


BMC
LOCAL
38
GIANTS
2012

FINANCIAL STATEMENTS

DECEMBER 31, 2015

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Participants of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust:

We have audited the accompanying statement of assets and liabilities of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the Trust), including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and counterparties. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

McLean, Virginia
February 19, 2016

Statement of Assets and Liabilities

December 31, 2015 (dollars in thousands, except per share data)

Assets		
	Investments, at value (cost $5,407,368)	$ 5,479,644
	Cash	579
	Accrued interest receivable	17,617
	Receivables for investments sold	10
	Other assets	1,403
	Total assets	**5,499,253**
Liabilities		
	Payables for investments purchased	30,216
	Redemptions payable	6,312
	Income distribution payable, net of dividends reinvested of $11,243	1,136
	Refundable deposits	629
	Accrued salaries and fringe benefits	4,341
	Other liabilities and accrued expenses	1,337
	Total liabilities	**43,971**
	Other commitments and contingencies (Note 4 of financial statements)	-
Net assets applicable to participants' equity —		
	Certificates of participation—authorized unlimited;	
	Outstanding 4,865,879 units	**$ 5,455,282**
Net asset value per unit of participation (in dollars)		**$ 1,121.13**
Participants' equity		
	Participants' equity consisted of the following:	
	Amount invested and reinvested by current participants	$ 5,394,779
	Net unrealized appreciation of investments	72,276
	Distribution in excess of net investment income	(2,409)
	Accumulated net realized loss, net of distributions	(9,364)
Total participants' equity		**$ 5,455,282**

See accompanying Notes to Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS *December 31, 2015 (dollars in thousands)*

FHA Permanent Securities (2.6% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	**7.75%**	**Jul-2021**	**$ 10**	**$ 10**	**$ 10**
Multifamily[1]	3.75%	Aug-2048	4,095	4,091	4,009
	4.00%	Dec-2053	65,400	65,375	65,036
	4.79%	May-2053	4,879	5,148	5,118
	5.35%	Mar-2047	7,408	7,417	7,559
	5.55%	Aug-2042	8,045	8,048	8,199
	5.60%	Jun-2038	2,487	2,492	2,510
	5.65%	Oct-2038	1,932	1,965	1,930
	5.80%	Jan-2053	2,058	2,068	2,280
	5.87%	Jun-2044	1,797	1,795	1,913
	5.89%	Apr-2038	4,671	4,677	4,808
	6.02%	Jun-2035	4,587	4,588	4,630
	6.20%	Apr-2052	11,613	11,611	12,962
	6.40%	Aug-2046	3,832	3,834	4,245
	6.60%	Jan-2050	3,384	3,416	3,813
	6.75%	Apr-2040 - Jul-2040	4,896	4,880	4,897
	7.20%	Oct-2039	2,867	2,872	2,869
	7.50%	Sep-2032	1,358	1,354	1,439
	7.93%	Apr-2042	2,698	2,698	2,834
			138,007	**138,329**	**141,051**
Total FHA Permanent Securities			**$ 138,017**	**$ 138,339**	**$ 141,061**

Ginnie Mae Securities (26.4% of net assets)

	Interest Rate	Maturity Date	Unfunded Committments[2]	Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040 - Jun-2040	$ -	$ 7,540	$ 7,639	$ 8,072
	4.50%	Aug-2040	-	4,508	4,615	4,881
	5.50%	Jan-2033 - Jun-2037	-	3,942	3,928	4,411
	6.00%	Jan-2032 - Aug-2037	-	2,639	2,638	3,000
	6.50%	Jul-2028	-	62	62	71
	7.00%	Nov-2016 - Jan-2030	-	1,378	1,386	1,605
	7.50%	Nov-2017 - Aug-2030	-	756	763	881
	8.00%	Jun-2023 - Nov-2030	-	536	545	630
	8.50%	Jun-2022 - Aug-2027	-	527	530	605
	9.00%	Mar-2017 - Jun-2025	-	162	163	184
	9.50%	Sep-2021 - Sep-2030	-	51	52	60
			-	**22,101**	**22,321**	**24,400**
Multifamily[1]	1.73%	May-2042	-	5,098	5,111	5,072
	2.11%	Apr-2033	-	287	289	287
	2.18%	May-2039	-	11,711	11,816	11,724
	2.25%	Dec-2048	-	15,015	14,881	14,894
	2.30%	Mar-2056 - May-2056	-	30,000	29,785	29,838
	2.31%	Nov-2051	-	7,076	7,078	6,698
	2.32%	Apr-2054	-	22,852	23,512	20,974
	2.35%	Dec-2040 - Jan-2054	-	23,643	24,210	22,424
	2.40%	Aug-2047	-	15,842	15,885	15,715
	2.50%	Jul-2045 - Dec-2052	-	25,330	25,510	25,263
	2.53%	Jul-2038	-	10,050	10,194	10,065
	2.53%	Feb-2040	-	24,732	25,126	24,883
	2.55%	Feb-2048	-	22,809	23,003	21,273
	2.60%	Apr-2056	-	14,986	15,058	14,943
	2.70%	May-2048	-	29,957	30,511	30,191
	2.70%	Jan-2053	-	51,015	51,495	49,963

continued

Ginnie Mae Securities (26.4% of net assets) *continued*

Interest Rate	Maturity Date	Unfunded Committments[2]	Face Amount	Amortized Cost	Value
2.70%	Jul-2056	-	$ 16,978	$ 17,194	$ 16,988
2.72%	Feb-2044	-	2,449	2,531	2,436
2.79%	Apr-2049	-	24,728	25,034	24,675
2.82%	Apr-2050	-	1,500	1,537	1,483
2.87%	Feb-2036 - Dec-2043	-	25,000	25,358	25,163
2.89%	Mar-2046	-	32,000	32,259	31,870
3.00%	Mar-2051	-	20,000	20,120	19,980
3.05%	May-2044	-	45,500	45,857	46,033
3.05%	May-2054	-	11,545	11,611	11,335
3.06%	Aug-2040	-	8,515	8,757	8,611
3.10%	Jan-2044	-	23,000	23,376	23,099
3.13%	Nov-2040	-	2,000	2,059	2,019
3.17%	Oct-2043	-	1,962	1,986	1,968
3.19%	Jan-2049	-	17,025	17,770	16,916
3.20%	Jul-2041 - Oct-2053	-	24,814	24,981	24,986
3.25%	Sep-2054	-	35,000	34,665	35,042
3.26%	Feb-2038 - Nov-2043	-	30,000	30,270	30,252
3.30%	May-2055	-	10,000	9,491	9,950
3.33%	Jun-2043	-	15,000	15,571	15,172
3.35%	Nov-2042 - Mar-2044	-	25,000	24,419	25,451
3.37%	Dec-2046	-	19,200	19,499	19,574
3.40%	Apr-2017 - Jul-2046	-	8,310	8,596	8,451
3.49%	Mar-2042	-	28,000	29,234	28,753
3.49%	Feb-2044	-	4,000	4,235	4,021
3.50%	Feb-2051 - Jan-2054	-	31,363	31,187	32,252
3.54%	Apr-2051	-	5,954	6,187	6,079
3.55%	May-2042	-	10,000	10,185	10,292
3.62%	Nov-2044	-	31,706	32,769	32,293
3.67%	Sep-2041 - Oct-2043	-	13,398	14,147	13,717
3.68%	Sep-2052	-	6,500	6,774	6,827
3.71%	Nov-2052	-	9,559	10,381	9,993
3.74%	Sep-2046	-	10,000	10,823	10,248
3.77%	Dec-2045	-	8,583	8,165	8,805
3.81%	Nov-2053	-	54,323	54,952	55,902
3.81%	Dec-2053	-	10,718	10,823	11,041
3.85%	Oct-2054	-	31,488	31,651	33,115
3.86%	Oct-2047	-	5,120	5,168	5,153
3.90%	Apr-2055	-	16,867	17,542	17,830
3.94%	Sep-2051	-	7,375	7,716	7,696
3.95%	Jul-2053	-	5,981	5,995	6,224
3.96%	Jun-2045	-	20,000	20,283	20,775
3.99%	Sep-2043	-	11,252	11,741	11,428
4.00%	May-2049	-	16,555	17,896	17,025
4.01%	Apr-2046	-	10,000	10,033	10,371
4.05%	Feb-2052	-	6,426	6,429	6,626
4.15%	Apr-2053		68,186	69,505	71,110
4.15%	Jun-2053	-	2,219	2,253	2,301
4.24%	May-2041	-	5,409	5,737	5,461
4.25%	Sep-2038	-	37,949	38,194	39,242
4.42%	Feb-2031	-	31,585	31,731	32,653
4.45%	Jun-2055	-	2,638	2,526	2,894
4.63%	Sep-2037[3]	-	1,500	1,461	1,517
4.70%	Sep-2056	3,400	-	170	189

SCHEDULE OF PORTFOLIO INVESTMENTS *December 31, 2015 (dollars in thousands)*

Ginnie Mae Securities (26.4% of net assets) *continued*

	Interest Rate	Maturity Date	Unfunded Committments[2]	Face Amount	Amortized Cost	Value
	4.86%	Jan-2053	$ -	$ 41,342	$ 41,643	$ 44,467
	4.90%	Mar-2044[3]	-	1,000	991	1,015
	4.94%	Jun-2046[3]	-	3,645	3,649	3,648
	5.01%	Mar-2038	-	4,250	4,398	4,299
	5.05%	Apr-2049[3]	-	2,780	2,782	2,827
	5.15%	Dec-2050	-	15,341	15,190	16,976
	5.21%	Mar-2053	-	48,919	48,979	54,143
	5.25%	Apr-2037	-	19,750	19,743	21,275
	5.34%	Jul-2040	-	18,000	17,737	19,152
	5.55%	May-2049[3]	-	10,115	10,116	10,329
			3,400	**1,379,725**	**1,397,526**	**1,405,625**
When Issued[4]	3.24%	Mar-2051	-	5,280	5,366	5,270
	3.59%	Sep-2050	-	8,042	8,529	8,400
			-	**13,322**	**13,895**	**13,670**
Total Ginnie Mae Securities			**$ 3,400**	**$ 1,415,148**	**$ 1,433,742**	**$ 1,443,695**

Fannie Mae Securities (34.7% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	0.67%[5]	Mar-2037	$ 536	$ 530	$ 535
	0.72%[5]	Jul-2043	18,252	18,114	18,095
	0.74%[5]	Jun-2037	2,392	2,393	2,393
	0.77%[5]	Mar-2043	15,434	15,396	15,359
	0.77%[5]	Nov-2044	33,462	33,467	33,335
	0.80%[5]	Nov-2042	10,315	10,318	10,262
	0.82%[5]	Apr-2037 - Oct-2044	25,801	25,856	25,718
	0.88%[5]	Oct-2042	8,544	8,588	8,543
	0.92%[5]	Dec-2040	27,428	27,219	27,524
	0.92%[5]	Feb-2042 - Feb-2043	27,845	27,864	27,959
	0.94%[5]	Jun-2042	6,136	6,173	6,188
	0.97%[5]	Mar-2042	14,607	14,637	14,668
	1.01%[5]	Mar-2041	10,089	10,179	10,178
	1.02%[5]	Mar-2042 - Oct-2043	19,967	20,042	20,156
	1.12%[5]	Dec-2040	5,332	5,351	5,376
	1.98%[5]	Aug-2033	253	252	263
	2.05%[5]	Nov-2033	3,077	3,079	3,193
	2.25%[5]	Apr-2034	1,696	1,744	1,784
	2.31%[5]	Jul-2033	458	456	480
	2.34%[5]	Sep-2035	1,019	1,016	1,076
	2.38%[5]	May-2033	757	761	799
	2.44%[5]	Aug-2033	1,997	1,993	2,111
	2.47%[5]	Jul-2033 - Aug-2033	3,364	3,372	3,560
	2.50%[5]	Nov-2034	1,537	1,581	1,615
	3.00%	Apr-2042 - Dec-2042	16,497	17,024	16,541
	3.50%	Oct-2026 - Jun-2045	78,207	81,354	80,785
	4.00%	Jun-2018 - Jan-2045	73,975	76,435	78,337
	4.50%	Mar-2018 - May-2044	104,726	109,758	113,117
	5.00%	Sep-2016 - Apr-2041	28,985	29,910	31,690
	5.50%	Jul-2017 - Jun-2038	16,013	16,073	17,798
	6.00%	Apr-2016 - Nov-2037	9,002	9,055	10,183
	6.50%	Nov-2016 - Jul-2036	1,838	1,875	2,068
	7.00%	Nov-2016 - May-2032	1,337	1,339	1,543
	7.50%	Nov-2016 - Sep-2031	459	461	526

continued

Fannie Mae Securities (34.7% of net assets) *continued*

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	8.00%	Apr-2030 - May-2031	$ 76	$ 77	$ 81
	8.50%	Dec-2021 - Apr-2031	60	60	65
	9.00%	May-2025	1	1	1
			571,474	**583,803**	**593,905**
Multifamily[1]	0.62%	Nov-2025	22,318	22,332	21,853
	0.68%	Nov-2022	22,815	22,829	22,457
	0.76%	Dec-2025	21,015	21,028	20,750
	0.83%	Jan-2023	18,134	18,145	18,021
	1.30%	Apr-2022	10,075	10,081	10,101
	2.21%	Dec-2022	31,932	31,960	31,316
	2.21%	Dec-2022	24,234	24,255	23,767
	2.24%	Dec-2022	31,932	31,959	31,368
	2.26%	Nov-2022	6,625	6,663	6,519
	2.48%	Jul-2021	45,000	45,145	45,383
	2.70%	Nov-2025	16,565	16,600	16,269
	2.71%	Jan-2021	8,737	8,746	8,853
	2.80%	Mar-2018	3,975	4,083	4,045
	2.84%	Mar-2022	3,676	3,700	3,741
	2.85%	Mar-2022	33,000	33,116	33,568
	2.92%	Jan-2026	18,305	18,305	18,197
	2.99%	Jun-2025	2,750	2,767	2,759
	3.02%	Jun-2027	4,142	4,166	4,124
	3.04%	Apr-2030	25,100	25,259	24,089
	3.05%	Apr-2030	28,800	28,858	27,764
	3.12%	Apr-2030	14,000	14,008	13,713
	3.18%	May-2035	12,325	12,581	12,070
	3.20%	Oct-2027	10,974	11,091	11,027
	3.21%	May-2030	7,429	7,630	7,332
	3.22%	Sep-2026	28,452	28,524	28,825
	3.25%	Nov-2027	10,976	11,093	11,072
	3.31%	Oct-2027	16,320	16,628	16,536
	3.36%	Dec-2023 - Oct-2029	20,545	20,619	20,917
	3.40%	Oct-2026	3,143	3,174	3,239
	3.41%	Sep-2023	14,404	14,603	14,940
	3.42%	Apr-2035	5,555	5,679	5,527
	3.43%	Oct-2026	7,608	7,683	7,839
	3.46%	Dec-2023	3,500	3,522	3,676
	3.54%	Oct-2021	7,342	7,376	7,768
	3.61%	Sep-2023	6,707	6,797	7,033
	3.63%	Jul-2035	21,987	22,034	22,241
	3.66%	Jul-2021	114,333	114,443	121,219
	3.66%	Oct-2023	4,927	5,006	5,180
	3.77%	Dec-2033	10,500	10,801	10,794
	3.84%	May-2018	7,140	7,487	7,414
	3.87%	Sep-2023	2,585	2,671	2,748
	4.00%	Sep-2021	15,579	15,592	16,320
	4.03%	Oct-2021	7,058	7,065	7,605
	4.06%	Oct-2025	24,874	24,993	26,757
	4.15%	Jun-2021	9,181	9,194	9,919
	4.22%	Jul-2018	1,351	1,350	1,395
	4.25%	May-2021	4,216	4,216	4,571
	4.27%	Nov-2019	5,927	5,922	6,333
	4.32%	Nov-2019	2,929	2,927	3,133
	4.33%	Nov-2019 - Mar-2021	25,480	25,476	27,344
	4.38%	Apr-2020	10,058	10,067	10,827

continued

SCHEDULE OF PORTFOLIO INVESTMENTS *December 31, 2015 (dollars in thousands)*

Fannie Mae Securities (34.7% of net assets) *continued*

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
4.44%	May-2020	$ 5,962	$ 5,964	$ 6,439
4.49%	Jun-2021	969	976	1,058
4.50%	Feb-2020	4,179	4,179	4,391
4.52%	Nov-2019 - May-2021	7,100	7,133	7,710
4.55%	Nov-2019	2,801	2,800	3,018
4.56%	Jul-2019 - May-2021	8,327	8,344	8,954
4.64%	Aug-2019	17,915	17,917	19,281
4.66%	Jul-2021	1,311	1,320	1,388
4.68%	Jul-2019	12,936	12,918	13,917
4.69%	Jan-2020 - Jun-2035	13,838	13,881	14,997
4.71%	Mar-2021	5,806	5,851	6,381
4.73%	Feb-2021	1,524	1,534	1,674
4.80%	Jun-2019	2,113	2,110	2,277
4.86%	May-2019	1,412	1,410	1,522
4.89%	Nov-2019	863	865	938
4.94%	Apr-2019	3,429	3,425	3,697
5.00%	Jun-2019	1,845	1,843	1,996
5.02%	Jun-2019	800	801	866
5.04%	Jun-2019	1,826	1,825	1,978
5.05%	Jun-2019 - Jul-2019	3,118	3,115	3,381
5.08%	Apr-2021	40,000	40,002	44,135
5.09%	Jun-2018	6,216	6,261	6,504
5.11%	Jul-2019	852	855	925
5.12%	Jul-2019	8,526	8,514	9,256
5.13%	Jul-2019	866	865	941
5.15%	Oct-2022	2,696	2,709	2,920
5.25%	Jan-2020	6,677	6,682	7,331
5.29%	May-2022	5,144	5,144	5,763
5.30%	Aug-2029	6,220	6,105	6,912
5.37%	Jun-2017	1,339	1,345	1,362
5.39%	Jan-2018	1,603	1,600	1,606
5.45%	May-2033	2,687	2,697	2,850
5.46%	Feb-2017	39,247	39,266	40,302
5.47%	Aug-2024	8,108	8,143	8,852
5.52%	Mar-2018	575	579	602
5.53%	Apr-2017	59,357	59,357	61,175
5.59%	May-2017	6,536	6,536	6,627
5.60%	Feb-2018 - Jan-2024	10,501	10,502	11,747
5.63%	Dec-2019	5,460	5,474	5,786
5.69%	Jun-2041	4,769	4,908	5,350
5.70%	Jun-2016	1,286	1,286	1,291
5.75%	Jun-2041	2,312	2,390	2,591
5.86%	Dec-2016	49	49	50
5.91%	Mar-2037	1,906	1,944	2,128
5.92%	Dec-2016	31	31	31
5.96%	Jan-2029	372	374	405
6.03%	Jun-2017 - Jun-2036	4,747	4,795	4,854
6.06%	Jul-2034	9,035	9,233	9,918
6.11%	Aug-2017	3,401	3,403	3,570
6.13%	Dec-2016	587	587	605
6.14%	Sep-2033	279	292	303
6.15%	Jan-2019	32,157	32,158	35,345
6.15%	Jan-2023 - Oct-2032	6,813	6,849	7,019
6.22%	Aug-2032	1,603	1,628	1,697
6.23%	Sep-2034	1,319	1,361	1,454

continued

Fannie Mae Securities (34.7% of net assets) *continued*

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	6.28%	Nov-2028	$ 2,624	$ 2,727	$ 2,852
	6.35%	Aug-2032	9,792	9,816	10,379
	6.38%	Jul-2021	5,209	5,221	5,986
	6.39%	Apr-2019	858	857	871
	6.52%	May-2029	4,835	5,110	5,338
	6.63%	Apr-2019	1,950	1,950	1,972
	6.80%	Jul-2016	77	77	78
	7.01%	Apr-2031	2,918	2,918	2,950
	7.07%	Feb-2031	14,630	14,728	14,675
	7.18%	Aug-2016	56	56	57
	7.20%	Aug-2029	802	792	805
	7.75%	Dec-2024	1,379	1,379	1,385
	8.40%	Jul-2023	339	336	340
	8.50%	Nov-2019	1,857	1,911	2,084
			1,245,211	**1,250,262**	**1,288,100**
When Issued[4]	0.86%	Jan-2026	5,000	5,003	4,924
	3.26%	Jan-2027	7,900	7,949	7,993
			12,900	**12,952**	**12,917**
Total Fannie Mae Securities			**$ 1,829,585**	**$ 1,847,017**	**$ 1,894,922**

Freddie Mac Securities (13.7% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	0.63% [5]	Feb-2036	$ 2,443	$ 2,443	$ 2,453
	0.66% [5]	May-2037	409	409	409
	0.68% [5]	Apr-2036 - Mar-2045	40,843	40,874	40,791
	0.73% [5]	Aug-2043	7,651	7,646	7,646
	0.81% [5]	Oct-2040	6,753	6,746	6,792
	0.83% [5]	Oct-2040 - Jun-2044	61,869	61,883	62,155
	0.88% [5]	Nov-2040	7,705	7,790	7,759
	1.00% [5]	Aug-2037	6,466	6,560	6,564
	2.47% [5]	Jun-2033	602	601	637
	2.48% [5]	Oct-2033	1,318	1,306	1,393
	2.52% [5]	Jul-2035	527	526	557
	3.00%	Aug-2042 - Nov-2043	98,070	100,550	98,164
	3.50%	Jan-2026 - Jul-2045	165,903	171,196	171,330
	4.00%	Aug-2020 - Mar-2045	138,547	146,296	146,562
	4.50%	Aug-2018 - Dec-2044	98,671	104,088	106,696
	5.00%	Jan-2019 - Mar-2041	19,490	19,811	20,973
	5.50%	Oct-2017 - Jul-2038	8,113	8,069	9,031
	6.00%	Aug-2016 - Feb-2038	7,780	7,880	8,806
	6.50%	Feb-2016 - Nov-2037	1,280	1,294	1,470
	7.00%	Jan-2016 - Mar-2030	76	70	88
	7.50%	Aug-2029 - Apr-2031	80	78	94
	8.00%	Aug-2017 - Feb-2030	19	18	22
	8.50%	Nov-2018 - Jan-2025	95	95	110
	9.00%	Mar-2025	59	59	70
			674,769	696,288	700,572
Multifamily[1]	0.94%	Sep-2022	45,000	44,916	44,840
	2.95%	Jan-2018	1,855	1,820	1,899
	5.65%	Apr-2016	326	326	326
			47,181	**47,062**	**47,065**
Total Freddie Mac Securities			**$ 721,950**	**$ 743,350**	**$ 747,637**

SCHEDULE OF PORTFOLIO INVESTMENTS *December 31, 2015 (dollars in thousands)*

State Housing Finance Agency Securities (5.1% of net assets)

	Issuer	Interest Rates[6] Permanent	Construction	Maturity Date	Face Amount	Amortized Cost	Value
Multifamily[1]	Minnesota Housing Authority	-	0.60%	May-2016	$ 27,000	$ 27,017	$ 27,000
	MassHousing	-	3.45%	Oct-2017[7]	32,392	32,230	32,333
	MassHousing	-	3.45%	Oct-2017[7]	13,891	13,892	13,850
	NYC Housing Development Corp	2.95%	-	Nov-2045	5,000	5,000	5,004
	NYC Housing Development Corp	3.75%	-	May-2035 - Nov-2035	5,980	5,980	6,067
	MassHousing	4.00%	-	Dec-2028	5,000	5,103	5,170
	NYC Housing Development Corp	4.04%	-	Nov-2032	1,305	1,305	1,274
	MassHousing	4.13%	-	Dec-2036	5,000	5,000	5,044
	MassHousing	4.20%	-	Dec-2039	8,305	8,305	8,368
	NYC Housing Development Corp	4.25%	-	Nov-2025	1,150	1,150	1,223
	NYC Housing Development Corp	4.29%	-	Nov-2037	1,190	1,190	1,166
	NYC Housing Development Corp	4.40%	-	Nov-2024	4,120	4,120	4,358
	NYC Housing Development Corp	4.44%	-	Nov-2041	1,120	1,120	1,124
	NYC Housing Development Corp	4.49%	-	Nov-2044	1,000	1,000	1,004
	NYC Housing Development Corp	4.50%	-	Nov-2030	1,680	1,682	1,737
	MassHousing	4.50%	-	Dec-2056	45,000	45,000	45,679
	NYC Housing Development Corp	4.60%	-	Nov-2030	4,665	4,665	5,004
	NYC Housing Development Corp	4.70%	-	Nov-2035	1,685	1,685	1,728
	NYC Housing Development Corp	4.78%	-	Aug-2026	12,500	12,504	12,840
	NYC Housing Development Corp	4.80%	-	Nov-2040	2,860	2,862	2,940
	NYC Housing Development Corp	4.90%	-	Nov-2034 - Nov-2041	8,800	8,800	9,185
	NYC Housing Development Corp	4.95%	-	Nov-2039 - May-2047	13,680	13,683	14,103
	MassHousing	5.55%	-	Nov-2039	5,000	4,980	5,408
	MassHousing	5.69%	-	Nov-2018	2,755	2,756	2,828
	MassHousing	5.70%	-	Jun-2040	13,515	13,516	14,108
	MassHousing	6.42%	-	Nov-2039	22,000	22,000	23,446
	MassHousing	6.50%	-	Dec-2039	700	702	738
	MassHousing	6.58%	-	Dec-2039	11,385	11,387	12,059
	MassHousing	6.70%	-	Jun-2040	11,080	11,080	11,763
Total State Housing Finance Agency Securities					**$ 269,758**	**$ 269,714**	**$ 276,551**

Other Multifamily Investments (0.3% of net assets)

Issuer	Interest Rates[6] Permanent	Construction	Maturity Date	Unfunded Commitments[2]	Face Amount	Amortized Cost	Value
Direct Loans[1]							
Harry Silver Housing Company, Inc.	-	2.70%	Oct-2016	$ -	$ 5,197	$ 5,201	$ 5,186
Harry Silver Housing Company, Inc.	-	2.70%	Oct-2016	2,803	-	-	(6)
				2,803	**5,197**	**5,201**	**5,180**
Privately Insured Construction/Permanent Mortgages[1,8]							
IL Housing Development Authority	5.40%	-	Mar-2047	-	8,289	8,293	8,082
IL Housing Development Authority	6.20%	-	Dec-2047	-	3,129	3,140	3,088
IL Housing Development Authority	6.40%		Nov-2048	-	945	956	923
					12,363	**12,389**	**12,093**
Total Other Multifamily Investments				**$ 2,803**	**$ 17,560**	**$ 17,590**	**$ 17,273**

Ginnie Mae Construction Securities (2.3% of net assets)

	Interest Rates[6]						
	Permanent	Construction	Maturity Date	Unfunded Commitments[2]	Face Amount	Amortized Cost	Value
Multifamily[1]	3.10%	3.10%	Apr-2055	$ 1,567	$ 3,499	$ 3,499	$ 3,431
	3.30%	3.30%	Jul-2057	21,468	4,460	5,245	3,701
	3.50%	3.50%	Mar-2057 - Apr-2057	36,580	12,258	13,948	12,564
	3.55%	3.55%	Apr-2057	34,050	7,580	8,737	6,798
	3.60%	3.60%	Jun-2057	9,016	5,299	5,878	5,382
	3.62%	3.62%	Nov-2057	29,750	-	595	(14)
	3.66%	3.66%	Jul-2058	21,500	-	269	(607)
	3.68%	3.68%	Jun-2057	27,680	-	830	670
	3.85%	6.25%	Jan-2056	1,433	31,968	32,312	34,343
	4.09%	4.09%	Feb-2056	4,458	53,626	54,510	57,879
Total Ginnie Mae Construction Securities				**$ 187,502**	**$ 118,690**	**$ 125,823**	**$ 124,147**

Commercial Mortgage-Backed Securities[1] (2.6% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Nomura	2.77%	Dec-2045	$ 10,000	$ 10,178	$ 9,824
Deutsche Bank	2.94%	Jan-2046	19,070	19,568	18,880
Nomura	3.19%	Mar-2046	20,000	20,428	20,101
JP Morgan	3.48%	Jun-2045	10,000	10,498	10,325
Citigroup	3.62%	Jul-2047	8,000	8,226	8,165
Barclays/ JP Morgan	3.81%	Jul-2047	2,250	2,313	2,322
RBS/ Wells Fargo	3.82%	Aug-2050	5,000	5,142	5,168
Deutsche Bank/ UBS	3.96%	Mar-2047	5,000	5,140	5,197
Barclays/ JP Morgan	4.00%	Apr-2047	5,000	5,141	5,230
Cantor/ Deutsche Bank	4.01%	Apr-2047	20,000	20,560	20,982
Barclays/ JP Morgan	4.08%	Feb-2047	6,825	7,196	7,183
Cantor/ Deutsche Bank	4.24%	Feb-2047	7,000	7,194	7,489
Deutsche Bank	5.00%	Nov-2046	18,990	19,468	20,917
Total Commercial Mortgage Backed Securities			**$ 137,135**	**$ 141,052**	**$ 141,783**

United States Treasury Securities (8.8% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	2.00%	Aug-2025	$ 45,000	$ 44,260	$ 43,876
	2.13%	May-2025	85,000	83,374	83,886
	2.25%	Nov-2024	65,000	67,154	64,969
	2.38%	Aug-2024	90,000	90,492	90,939
	2.50%	May-2024	50,000	49,646	51,092
	2.75%	Nov-2023	20,000	19,682	20,871
	2.75%	Feb-2024	25,000	24,989	26,040
	2.88%	Aug-2045	10,000	10,267	9,712
	3.13%	May-2021	30,000	31,029	31,901
	3.13%	Aug-2044	55,000	56,805	56,252
Total United States Treasury Securities			**$475,000**	**$477,698**	**$479,538**
Total Fixed-Income Investments			**$ 5,122,843**	**$ 5,194,325**	**$ 5,266,607**

SCHEDULE OF PORTFOLIO INVESTMENTS *December 31, 2015 (dollars in thousands)*

Equity Investment in Wholly Owned Subsidiary (less than 0.05% of net assets)

Issuer	Number of Shares	Face Amount (Cost)	Amount of Dividends or Interest	Value
Building America CDE, Inc.[9]	1,000	$1	$ -	$ (5)
Total Equity Investment	**1,000**	**$1**	**$ -**	**$ (5)**

Short-Term Investments (3.9% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Blackrock Federal Funds 30	0.13%	Jan-2016	213,042	213,042	213,042
Total Short-Term Investments			**$ 213,042**	**$ 213,042**	**$ 213,042**
Total Investments			**$ 5,335,886**	**$ 5,407,368**	**$ 5,479,644**

Footnotes

1 Valued by the HIT's management in accordance with the fair value procedures adopted by the HIT's Board of Trustees.

2 The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The unfunded amount of these commitments totaled $193.7 million at period end. Generally, GNMA construction securities fund over a 12- to 24-month period. Funding periods for State Housing Finance Agency construction securities and Direct Loans vary by deal, but generally fund over a zero- to 48-month period. Forward commitments generally settle within 12 months of the original commitment date.

3 Tax-exempt bonds collateralized by Ginnie Mae securities.

4 The HIT records when issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued basis are marked to market monthly and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

5 The coupon rate shown on these floating or adjustable rate securities represents the rate at period end.

6 Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

7 Securities exempt from registration under the Securities Act of 1933 and were privately placed directly by MassHousing (a not-for-profit public agency) with the HIT. The notes are for construction only and will mature on or prior to October 1, 2017. The notes are backed by mortgages and are general obligations of MassHousing, therefore secured by the full faith and credit of MassHousing. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT's Board of Trustees.

8 Loans insured by Ambac Assurance Corporation, which are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

9 The HIT holds the shares of Building America CDE, Inc. (Building America or BACDE), a wholly owned subsidiary of the HIT. Building America is a Community Development Entity, certified by the Community Development Financial Institutions Fund of the U.S. Department of Treasury. The fair value of the HIT's investment in BACDE approximates its carrying value.

See accompanying Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2015 (dollars in thousands)

Investment income		$ 153,517
Expenses		
	Non-officer salaries and fringe benefits	9,063
	Officer salaries and fringe benefits	5,671
	Consulting fees	1,112
	Investment management	1,087
	Marketing and sales promotion (12b-1)	942
	Legal fees	651
	Auditing, tax and accounting fees	503
	Insurance	376
	Trustee expenses	42
	Rental expenses	1,157
	General expenses	1,587
	Total expenses	**22,191**
Net investment income		131,326
Net realized and unrealized gains (losses) on investments		
	Net realized gain on investments	17,357
	Net change in unrealized depreciation on investments	(94,968)
Net realized and unrealized losses on investments		**(77,611)**
Net increase in net assets resulting from operations		**$ 53,715**

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended December 31, 2015 and 2014 (dollars in thousands)

Increase (decrease) in net assets from operations		**2015**	**2014**
	Net investment income	$ 131,326	$ 135,543
	Net realized gain (loss) on investments	17,357	4,031
	Net change in unrealized appreciation (depreciation) on investments	(94,968)	137,949
	Net increase (decrease) in net assets resulting from operations	**53,715**	**277,523**
Decrease in net assets from distributions			
	Distributions to participants or reinvested from:		
	Net investment income	(142,621)	(142,729)
	Net decrease in net assets from distributions	**(142,621)**	**(142,729)**
Increase (decrease) in net assets from unit transactions			
	Proceeds from the sale of units of participation	601,394	155,947
	Dividend reinvestment of units of participation	129,235	128,895
	Payments for redemption of units of participation	(45,778)	(75,500)
	Net increase from unit transactions	**684,851**	**209,342**
Total increase (decrease) in net assets		**595,945**	**344,136**
Net assets			
	Beginning of period	$ 4,859,337	$ 4,515,201
	End of period	**$ 5,455,282**	**$ 4,859,337**
Distribution in excess of net investment income		**$ (2,409)**	**$ (2,754)**
Unit information			
	Units sold	530,460	137,971
	Distributions reinvested	113,611	113,958
	Units redeemed	(40,410)	(66,819)
	Increase in units outstanding	**603,661**	**185,110**

See accompanying Notes to Financial Statements.

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT's Prospectus and Statement of Additional Information.

Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, and other funds, that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States. The HIT follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

INVESTMENT VALUATION

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of each month. Following is a description of the valuation techniques applied to the HIT's major categories of assets and liabilities measured at fair value on a recurring basis.

Portfolio securities for which market quotations are readily available (for example, U.S. Treasury securities, government-sponsored enterprise debt securities, single family mortgage- backed securities, and state housing finance agency securities) are valued by using independent pricing services, published prices, market quotes, and bids from dealers who make markets in such securities. For U.S. Treasury securities, pricing services generally base prices on actual transactions as well as dealer supplied prices. For government-sponsored enterprise securities and single family mortgage-backed securities, pricing services generally base prices on discounted cash flow models and examine reference data such as issue name, issue size, ratings, maturity, call type, spread/benchmark yields, and conditional prepayment rates, as well as dealer supplied prices. For state housing finance agency securities, pricing services generally base prices on trading spreads, new issue scales, verified bid information, and credit ratings.

Portfolio investments for which market quotations are not readily available (for example, multifamily mortgage-backed securities, and construction mortgage securities and loans) are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT's Board of Trustees using dealer quotes and discounted cash flow models. The respective cash flow models utilize inputs from matrix pricing which may consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity, and type. The market-based discount rate is composed of a risk-free yield (e.g., a U.S. Treasury note) adjusted for an appropriate risk premium. The risk premium reflects a premium in the marketplace over the yield on a risk-free benchmark (e.g., U.S. Treasury securities) of comparable risk and average life to the investment being valued as adjusted for other market considerations, such as significant market or security specific events, changes in interest rates, and credit quality. On investments for which the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment. The HIT has also retained an independent firm to determine the fair market value of securities for which market quotations are not readily available. In accordance with the procedures adopted by the HIT's Board of Trustees, the monthly third-party valuation is reviewed by the HIT staff to determine whether valuation adjustments would be appropriate based on any material impact on value arising from specific facts and circumstances of the investment (e.g., prepayment speed). All such proposed adjustments must be reviewed and approved by the independent valuation firm prior to incorporation in the NAV.

Commercial mortgage-backed securities are valued using a dealer quote and/or independent pricing services. Pricing services generally base prices on a single cash flow model, determine a benchmark yield, and utilize available trade information, dealer quotes, and market color.

Real estate mortgage investment conduits are valued using a dealer quote and/or independent pricing services. Pricing services generally base prices on a single cash flow model or an option-adjusted spread model, determine a benchmark yield, and utilize available trade information, dealer quotes, market color, and prepayment speeds.

The HIT holds the shares of Building America CDE, Inc. (Building America or BACDE), a wholly owned subsidiary of the HIT. The shares of Building America are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT's Board of Trustees, which approximates Building America's carrying value.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT's determination of assumptions that market participants might reasonably use in valuing the securities.

The following table presents the HIT's valuation levels as of December 31, 2015:

Investment securities: ($ in thousands)

	Level 1	Level 2	Level 3	Total
FHA Permanent Securities				
Multi-Family	$ -	$ 141,051	$ -	$ 141,051
Single Family	-	-	10	10
Total FHA Permanent Securties	**-**	**141,051**	**10**	**141,061**
Ginnie Mae Securities	-	1,430,025	-	1,430,025
Fannie Mae Securities	-	1,882,005	-	1,882,005
Freddie Mac Securities	-	747,637	-	747,637
State Housing Finance Agency Securities	-	276,551	-	276,551
Other Multifamily Investments				
Direct Loans	-	-	5,180	5,180
Privately Insured Construction/ Permanent Mortgages	-	12,093	-	12,093
Total Other Multifamily Investments	**-**	**12,093**	**5,180**	**17,273**
Ginnie Mae Construction Securities	-	124,147	-	124,147
Commercial Mortgage-Backed Securities	-	141,783	-	141,783
United States Treasury Securities	-	479,538	-	479,538
Equity Investments	-	-	(5)	(5)
Short-Term Investments	213,042	-	-	213,042
Other Financial Instruments*	-	26,587	-	26,587
Total	**$213,042**	**$5,261,417**	**$5,185**	**$5,479,644**

**If held in the portfolio at report date, other financial instruments include commitments, TBA and when issued securities.*

The following table reconciles the valuation of the HIT's Level 3 investment securities and related transactions for the year ended December 31, 2015:

Investments in Securities ($ in thousands)

	FHA Permanent Securities	Other Multifamly Investments	Equity Investment	Total
Beginning Balance, 12/31/2014	$13	$ -	$(69)	$ (56)
Cost of Purchase	-	5,197	-	5,197
Total Unrealized Gain (Loss)*	-	(17)	64	47
Paydowns	(3)	-	-	(3)
Ending Balance,12/31/2015	**$10**	**$5,180**	**$ (5)**	**$5,185**

**Net change in unrealized gain (loss) attributable to Level 3 securities held at December 31, 2015, totaled ($143,000) and is included on the accompanying Statement of Operations.*

Level 3 securities primarily consist of two Direct Loans (Other Multifamily Investments) which were fair valued, in accordance with Trust policies, near par at December 31, 2015, due to: a coupon rate of 2.70%, low loan-to-value estimates, and remaining expected maturities of 10 months or less. The HIT's policy is to recognize transfers between levels at the beginning of the reporting period. For the year ended December 31, 2015, there were no transfers between levels.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

The HIT's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT's tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT's financial statements.

The HIT files U.S. federal, state, and local tax returns as required. The HIT's tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

DISTRIBUTIONS TO PARTICIPANTS

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant's number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The HIT offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into HIT units of participation. Total reinvestment was approximately 91% of distributed income for the year ended December 31, 2015.

INVESTMENT TRANSACTIONS AND INCOME

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 PLAN OF DISTRIBUTION

The HIT's Board of Trustees annually considers a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year ended December 31, 2015, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average monthly net assets, whichever was greater. During the year ended December 31, 2015, the HIT incurred approximately $941,900, or less than 0.02% of its average monthly net assets, in 12b-1 expenses.

Note 2. Investment Risks

INTEREST RATE RISK

As with any fixed-income investment, the market value of the HIT's investments will generally fall at times when market interest rates rise. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT's investments to increase. This could in turn further reduce the value of the HIT's portfolio.

PREPAYMENT AND EXTENSION RISK

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT's securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT's ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT's portfolio to fluctuations in interest rates and negatively affect the value of the HIT's portfolio.

Note 3. Transactions with Related Entities

Building America is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury. Building America has committed all of its $85 million in New Markets Tax Credit (NMTC) awards to qualified transactions. Building America receives fees for committing NMTCs to such qualified transactions and ongoing asset management fees on closed transactions. Building America is accounted for as an investment of the HIT.

The NMTC program[1], which is run by the CDFI Fund, provides tax credits to equity investors that invest in businesses operating in low-income areas, including those that engage in the creation of housing and other construction activities.

Summarized financial information for Building America on a historical cost basis is included in the table below:

	$ in Thousands
As of December 31, 2015	
Assets	$373
Liabilities	$378
Equity	$ (5)

For the year ended December 31, 2015	
Income	$560
Expenses	(477)
Tax expenses	(25)
Net Income	$ 58

In accordance with a contract, in addition to its equity interest, the HIT provides Building America advances to assist with its operations and cash flow management as needed. Advances are repaid as cash becomes available. Also in accordance with the contract, the HIT provides the time of certain personnel to Building America on a cost-reimbursement basis. As of December 31, 2015, advances to Building America by the HIT totaled $261,000, which represents less than 0.01% of HIT's average monthly net assets. A rollforward of advances to Building America by the HIT is included in the table below:

Advances to Building America by the HIT	$ in Thousands
Beginning Balance, 12/31/2014	$333
Advances in 2015	463
Repayment by BACDE in 2015	(535)
Ending Balance, 12/31/2015	$261

[1] *The New Markets Tax Credit (NMTC) Program, enacted by Congress as part of the Community Renewal Tax Relief Act of 2000, is incorporated as section 45D of the Internal Revenue Code.*

Note 4. Commitments

The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The HIT agrees to an interest rate and purchase price for these securities or loans when the commitment to purchase is originated.

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As of December 31, 2015, the HIT had outstanding unfunded purchase commitments of approximately $193.7 million. The HIT maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of December 31, 2015, the value of the publicly traded securities maintained for the reserve in a segregated account was approximately $5.2 billion.

Note 5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the year ended December 31, 2015, were $1.2 billion and $50.0 million, respectively.

Note 6. Income Taxes

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records were adjusted for permanent book/tax differences to reflect tax character.

The tax character of distributions paid during 2015 and 2014 were as follows ($ in thousands):

	2015	2014
Ordinary investment income	$142,621	$142,729
Total distributions paid to participants or reinvested	**$142,621**	**$142,729**

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows ($ in thousands):

	2015
Accumulated capital loss carryforward	$ (9,364)
Unrealized appreciation	72,276
Undistributed ordinary income	2,592
Other temporary differences	(5,000)
Total accumulated earnings	**$60,504**

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of deferred compensation plans.

During 2015, the HIT utilized $6,061,700 of accumulated capital loss carryforward from prior years to offset current year capital gains. As of December 31, 2015, the HIT's accumulated short-term capital loss carry forward was $9,363,800, which may be used to offset future capital gains for an unlimited period.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. These reclassifications are primarily due to the different book and tax treatment of paydowns, distributions, meals and entertainment expense, and insurance premiums paid. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2015, the HIT recorded the following permanent reclassifications ($ in thousands):

	2015
Accumulated net investment income	$ 11,640
Accumulated net realized losses	$(11,295)
Amount invested and reinvested by current participants	$ (345)

At December 31, 2015, the cost of investments for federal income tax purposes was $5,407,368,500 which approximated book cost at amortized cost adjusted for wash sales. Net unrealized gain aggregated $72,275,600 at period-end, of which $117,237,400 related to appreciated investments and $44,961,800 related to depreciated investments.

Note 7. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective-bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a. Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

c. If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT's share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT's participation in the Plan for the annual period ended December 31, 2015, is outlined in the table below. The "EIN/Pension Plan Number" line provides the Employee Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available in 2015 is for the 2014 Plan year-ended at June 30, 2015. The zone status is based on information that the HIT received from the Plan and is certified by the Plan's actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The "FIP/RP Status Pending/Implemented" line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented.

Pension Fund: AFL-CIO Staff Retirement Plan	
EIN/Pension Plan Number	53-0228172 / 001
2014 Plan Year PPA Zone Status	Green
FIP/RP Status Pending/ Implemented	No
2015 Contributions	2,078,331
2015 Contribution Rate	24%
Surcharge Imposed	no
Expiration Date of Collective Bargaining Agreement	03/31/2017

The HIT was listed in the Plan's Form 5500 as providing more than 5% of the total contributions for the following plan year:

Pension Fund	Years Contributions to Plan Exceeded More Than 5 Percent of Total Contributions
AFL-CIO Staff Retirement Plan	2013[1]

[1] *The 2013 plan year ended at June 30, 2014.*

At the date the HIT financial statements were issued, the Plan's Form 550 was not available for the plan year ended June 30, 2015.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2015, the HIT matched dollar for dollar the first $5,600 of each employee's contributions. The HIT's 401(k) contribution for the year ended December 31, 2015, was approximately $294,700.

Note 8. Loan Facility

The HIT has a $15 million uncommitted loan facility which expires on June 13, 2016. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds Effective Rate, (b) the Overnight Eurodollar Rate, or (c) the one-month LIBOR. The HIT did not borrow against the facility during, and had no outstanding balance under the facility for, the year ended December 31, 2015. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT's maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

Financial Highlights

Selected Per Share Data and Ratios for the Years Ended December 31

Per share data	2015	2014	2013	2012	2011
Net asset value, beginning of period	$ 1,140.10	$ 1,107.45	$ 1,171.21	$ 1,170.21	$ 1,133.82
Income from investment operations:					
Net investment income *	29.41	32.48	34.11	38.55	43.58
Net realized and unrealized gains (losses) on investments	(16.43)	34.38	(61.53)	10.81	43.81
Total income (loss) from investment operations	**12.98**	**66.86**	**(27.42)**	**49.36**	**87.39**
Less distributions from:					
Net investment income	(31.95)	(34.21)	(36.33)	(40.74)	(45.52)
Net realized gains on investments	-	-	(0.01)	(7.62)	(5.48)
Total distributions	**(31.95)**	**(34.21)**	**(36.34)**	**(48.36)**	**(51.00)**
Net asset value, end of period	**$ 1,121.13**	**$ 1,140.10**	**$ 1,107.45**	**$ 1,171.21**	**$ 1,170.21**

Ratios/supplemental data					
Ratio of expenses to average net assets	0.43%	0.43%	0.43%	0.42%	0.44%
Ratio of net investment income to average net assets	2.6%	2.9%	3.0%	3.3%	3.8%
Portfolio turnover rate	18.9%	18.3%	29.5%	27.3%	33.9%
Number of outstanding units at end of period	4,865,879	4,262,218	4,077,108	3,906,752	3,642,485
Net assets, end of period (in thousands)	**$ 5,455,282**	**$ 4,859,337**	**$ 4,515,201**	**$ 4,575,635**	**$ 4,262,471**
Total return	**1.13%**	**6.10%**	**(2.37%)**	**4.27%**	**7.86%**

**The average shares outstanding method has been applied for this per share information.*

See accompanying Notes to Financial Statements.

Board of Trustees

Overall responsibility for the management of the HIT, the establishment of policies, and the oversight of activities is vested in its Board of Trustees. The list below provides the following information for each of the Trustees: name, age, address, term of office, length of time served, principal occupations during at least the past five years and other directorships held.* The HIT's Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by placing a collect call to the HIT's Investor Relations Office at (202) 331-8055, or by viewing the HIT's website at www.aflcio-hit.com.

Richard Ravitch,** age 82; 610 5th Avenue, Suite 420, New York, NY 10020; Management Trustee; service commenced 1991, expires 2016; Manager, Waterside Plaza LLC; formerly Lieutenant Governor, State of New York; Director, Parsons, Brinckerhoff Inc.; Co-Chair, Millennial Housing Commission; President and Chief Executive Officer, Player Relations Committee of Major League Baseball.

Richard L. Trumka,** age 66; 815 16th Street, NW, Washington, DC 20006; Union Trustee; service commenced 1995, expires 2017; President, AFL-CIO; Chairman, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO.

Liz Shuler, age 45; 815 16th Street, NW, Washington, DC 20006; Union Trustee; service commenced 2009, expires 2018; Secretary-Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Executive Assistant to the President, IBEW.

Vincent Alvarez, age 47; 275 Seventh Avenue, 18th Floor, New York, NY 10001; Union Trustee; service commenced 2012; expires 2018; President, New York City Central Labor Council (NYCCLC); formerly Assistant Legislative Director, New York State AFL-CIO; formerly NYCCLC Chief of Staff.

James Boland, age 65; 620 F Street, NW, Suite 700, Washington, DC 20004; Union Trustee; service commenced 2010, expires 2018; President, International Union of Bricklayers and Allied Craftworkers (BAC); Trustee, International Masonry Institute; Co-Chair, International Trowel Trades Pension Fund and BAC International Health Fund; Executive Member, BAC Staff Health Plan; Trustee, BAC Local Union Officers and Employees Pension Fund and BAC Salaried Employees Pension Fund; formerly Executive Vice President and Secretary Treasurer, BAC.

Sean McGarvey, age 53; 815 16th Street, NW, Suite 600, Washington, DC 20006; Union Trustee; service commenced 2012, expires 2018; President, North America's Building Trades Unions; formerly Secretary-Treasurer, Building and Construction Trades Department.

Jack Quinn, age 64; 121 Ellicott Street, Buffalo, NY 14203; Management Trustee; service commenced 2005, expires 2017; President, Erie County Community College; Director, Kaiser Aluminum Corporation; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York.

Kenneth E. Rigmaiden, age 62; 7234 Parkway Drive, Hanover, MD 21076; Union Trustee; service commenced 2011, expires 2017; General President, International Union of Painters and Allied Trades of the United States and Canada (IUPAT); Director, Coalition of Black Trade Unionists; Trustee, IUPAT International Pension Fund; formerly Executive General Vice President, IUPAT; Assistant to the General President, IUPAT; National Project Coordinator, IUPAT Job Corps Program; Director, United Way.

Marlyn J. Spear,** CFA, age 62; 500 Elm Grove Road, Elm Grove, WI 53122; Management Trustee; service commenced 1995, expires 2018; Chief Investment Officer, Building Trades United Pension Trust Fund (Milwaukee and Vicinity); Member, Greater Milwaukee Foundation Investment Committee; Director, Baird Funds, Inc.

Tony Stanley,** age 82; 191 SE Bella Strano, Port St. Lucie, FL 34984; Management Trustee; service commenced 1983, expires 2016; Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc.

** Includes any directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.*

*** Executive Committee member.*

Leadership

All officers of the HIT are located at 2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037 except Mr. Chandler who is located at 155 N. Lake Avenue, Suite 800, Pasadena, CA 91191.*

Stephen Coyle, age 70; Chief Executive Officer, AFL-CIO Housing Investment Trust since 1992. He has presided over the HIT's growth from a $529 million fund in 1992 to nearly $5.5 billion in total net assets at year-end 2015. During his time as CEO, he has overseen $6.1 billion in HIT investment in $10.3 billion in development ($7.8 billion and $12.9 billion in constant dollars, respectively), creating over 86,000 housing units and over 57,000 union construction jobs.

Theodore S. Chandler, age 56; Chief Operating Officer, AFL-CIO Housing Investment Trust since 2009; formerly Vice President, Fannie Mae; Deputy Director, Chief Financial Officer and General Counsel, Massachusetts Industrial Finance Agency.

Erica Khatchadourian, age 48; Chief Financial Officer, AFL-CIO Housing Investment Trust since 2001; formerly Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust; Senior Consultant, Price Waterhouse.

Chang Suh, CFA, age 44; Senior Executive Vice President and Chief Portfolio Manager, AFL-CIO Housing Investment Trust since 2005; formerly Assistant Portfolio Manager, and Senior Portfolio Analyst, AFL-CIO Housing Investment Trust; Senior Auditor, Arthur Andersen.

Nicholas C. Milano, age 48, General Counsel, AFL-CIO Housing Investment Trust since 2013; formerly Of Counsel, Perkins Coie LLP; Deputy General Counsel and Chief Compliance Officer, Legg Mason Capital Management; Deputy General Counsel and Chief Compliance Officer, AFL-CIO Housing Investment Trust; Senior Counsel, Division of Investment Management, Securities and Exchange Commission.

Debbie Cohen, age 65; Chief Development Officer, AFL-CIO Housing Investment Trust since 2009; formerly Chief Director of Marketing and Investor Relations, AFL-CIO Housing Investment Trust; Realtor, Coldwell Banker Realty and Weichert Realty; Senior Director of Planning and Research, Federal Home Loan Banks.

Christopher Kaiser, age 51; Deputy General Counsel (since 2008) and Chief Compliance Officer (since 2007), AFL-CIO Housing Investment Trust; formerly Associate General Counsel, AFL-CIO Housing Investment Trust; Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission.

Thalia B. Lankin, age 37; Director of Operations, AFL-CIO Housing Investment Trust since 2012; Chief Operating Officer, Building America CDE, Inc.; formerly Chief of Staff and Special Counsel, AFL-CIO Housing Investment Trust.

Harpreet Singh Peleg, CFA, CPA age 42; Controller, AFL-CIO Housing Investment Trust since 2005; Chief Financial Officer, Building America CDE, Inc.; formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation; Financial Analyst, Goldman Sachs & Co.; Senior Associate, Pricewaterhouse Coopers.

Eric W. Price, age 54; Executive Vice President, AFL-CIO Housing Investment Trust since 2010; Chief Executive Officer, Building America CDE, Inc.; formerly Senior Vice President, Abdo Development; Senior Vice President, Local Initiative Support Corporation; Deputy Mayor for Planning and Economic Development, D.C.

Lesyllee White, age 53; Executive Vice President and Managing Director of Marketing, AFL-CIO Housing Investment Trust since 2004; formerly Director of Marketing, Regional Marketing Director and Senior Marketing Associate, AFL-CIO Housing Investment Trust; Vice President, Northern Trust Company.

Stephanie H. Wiggins, age 50; Executive Vice President and Chief Investment Officer, AFL-CIO Housing Investment Trust since 2001; Director, Resource Capital Corp.; formerly Director of Fannie Mae Finance, AFL-CIO Housing Investment Trust; Director, Prudential Mortgage Capital Company; Vice President/Multifamily Transaction Manager, WMF Capital Corporation.

** Except for Ms. Wiggins, No officer of the HIT serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended. These officers are appointed annually, serving for a period of approximately one year or until their respective successors are duly appointed and qualified.*

AFL-CIO Housing Investment Trust

Service Providers

National Office
2401 Pennsylvania Avenue, N.W.
Suite 200
Washington, D.C. 20037
(202) 331-8055
www.aflcio-hit.com

New York City Office
1270 Avenue of the Americas
Suite 210
New York, New York 10020
(212) 554-2750

New England Regional Office
Ten Post Office Square, Suite 800
Boston, Massachusetts 02109
(617) 850-9071

Western Regional Office
One Sansome Street, Suite 3500
San Francisco, California 94104
(415) 433-3044

Southern California Office
155 North Lake Avenue, Suite 800
Pasadena, California 91101
(626) 993-6676

Independent Registered Public Accounting Firm
Ernst & Young LLP
McLean, Virginia

Corporate Counsel
Katten Muchin Rosenman LLP
Washington, D.C.

Securities Counsel
Perkins Coie LLP
Washington, D.C.

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, Delaware

Custodian
Bank of New York Mellon
New York, New York

Investors should consider the HIT's investment objectives, risks, and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT's website at www.aflcio-hit.com. The prospectus should be read carefully before investing. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Job and economic benefit figures in this report are provided by Pinnacle Economics, Inc. and HIT. Estimates are calculated using an IMPLAN input-output model based on HIT project data and secondary source materials and are shown in 2015 dollars.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Avenue, NW

Suite 200

Washington, D.C. 20037

202-331-8055

www.aflcio-hit.com